Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350

In connection with the annual report of Cascade Corporation (the “Company”) on Form 10-K for the period ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT C. WARREN, JR.
Robert C. Warren, Jr.
President and Chief Executive Officer
April 18, 2005
/s/ RICHARD S. ANDERSON
Richard S. Anderson
Chief Financial Officer
April 18, 2005